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                                                             EXHIBIT 99.906.CERT

                                                               Exhibit 11(c)(ii)

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Certified Shareholder Report of the [identify registrant] (the "Trust") on Form N-CSR for the period ending March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof ("the Report"), the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.


Date:                                                  President and Chief
      06/04/2004                  /s/ Michael Quain    Executive Officer
      -------------------------   ----------------------------------------------
                                   [Signature]         [Title]

                                                       Treasurer, Secretary
Date:                                                  and Chief Financial
      06/04/2004                  /s/ Craig Giunta     Officer
      -------------------------   ----------------------------------------------
                                   [Signature]         [Title]

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.